UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

CISO Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6900 E. Camelback Road, Suite 900

Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 389-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2023, our Board of Directors adopted the CISO Global, Inc. 2023 Equity incentive Plan (the “2023 Plan”), subject to stockholder approval. Holders of a majority of the outstanding shares of our common stock approved the 2023 Plan on August 15, 2023. The 2023 Plan is intended to be used to make future awards that were previously made under the Cerberus Cyber Sentinel Corporation 2019 Equity Incentive Plan (the “2019 Plan”), modernize our incentive award grant practices, and set forth the principles our stockholders expect us to adhere to in designing and administering compensation programs. The 2023 Plan will automatically become effective 20 calendar days after the mailing of an information statement regarding the 2023 Plan. Following the effective date of the 2023 Plan, no further awards will be made under the 2019 Plan.

The following is a summary of the material provisions of the 2023 Plan. The following summary does not purport to be a complete description of all the provisions of the 2023 Plan and is qualified in its entirety by reference to the complete text of the 2023 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2023 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the 2023 Plan (“Awards”) at any time during the term of the 2023 Plan will be 40,000,000 Shares plus any Shares remaining available for delivery under the 2019 Plan on the effective date of the 2023 Plan and the number of Shares underlying any award granted under the 2019 Plan that expires, terminates, or is canceled or forfeited under the terms of the 2019 Plan.

If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance, or cash settlement, again be available for delivery with respect to Awards under the 2023 Plan. However, Shares withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not again be available for new grants.

Substitute Awards will not reduce the Shares authorized for delivery under the 2023 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by us or any subsidiary or with which we or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2023 Plan and will not reduce the Shares authorized for delivery under the 2023 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of our company or our subsidiaries prior to such acquisition or combination.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

2

The maximum number of Shares that may be delivered under the 2023 Plan as a result of the exercise of incentive stock options is 40,000,000 Shares, subject to certain adjustments.

The Committee (as defined below) is authorized to adjust the limitations on the number of Shares available for issuance under the 2023 Plan (other than the $100,000 limitation described above with respect to incentive stock option awards) and to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2023 Plan.

The 2023 Plan will serve as the successor to the 2019 Plan. Outstanding awards granted under the 2019 Plan will continue to be governed by the terms of the 2019 Plan but no awards may be made under the 2019 Plan after the effective date of the 2023 Plan.

Eligibility

The persons eligible to receive Awards under the 2023 Plan are the officers, directors, employees, and consultants who provide services to us or any subsidiary. The foregoing notwithstanding, only employees of our company, or any parent corporation or subsidiary corporation of our company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of our company or a subsidiary for purposes of eligibility for participation in the 2023 Plan. As of August 15, 2023, approximately 6 directors, 445 employees (2 of whom are directors), and 8 consultants were eligible to participate in the 2023 Plan.

Administration

The 2023 Plan is to be administered by the Compensation Committee of the Board, which we refer to herein as the “Committee.” Subject to the terms of the 2023 Plan, the Committee is authorized to select eligible persons to receive Awards; grant Awards; determine the type, number, and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2023 Plan; construe and interpret the 2023 Plan and Award agreements; correct defects; supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2023 Plan. Decisions of the Committee shall be final, conclusive, and binding on all persons or entities, including our company, any subsidiary, or any participant or beneficiary, or any transferee under the 2023 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (“10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

3

For purposes of the 2023 Plan, the term “fair market value” means the fair market value of Shares, Awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding 10 years, and no ISO granted to a 10% owner may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2023 Plan to be paid in cash, Shares, other Awards, or other property.

We may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights,” under the 2023 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights, subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such dividend is payable), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

Subject to the terms of the 2023 Plan, and applicable law, the Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, shall be deemed to have been reinvested in additional Shares, Awards, or otherwise, or shall be settled upon vesting of such dividend equivalent as specified by the Committee; provided, that in no event shall (i) such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award, and (ii) a participant be entitled to receive Dividend Equivalents in respect of Restricted Stock Units unless specifically provided for in an Award agreement. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

4

Bonus Stock and Awards in Lieu of Cash Obligations

Subject to the terms of the 2023 Plan, applicable law, and any applicable listing market, the Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of company obligations to pay cash under the 2023 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property, including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares, or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards, or other property in the discretion of the Committee. Subject to the limitations under Section 409A of the Code, the Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2023 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2023 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2023 Plan from or through any participant will be subject to all terms and conditions of the 2023 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2023 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2023 Plan, awards under other company plans, or other rights to payment from us, and may grant Awards in addition to and in tandem with such other Awards, rights, or other awards.

5

Acceleration of Vesting; Change in Control

In the event of a “change in control” of our company, as defined in the 2023 Plan, (i) any vesting, restrictions, deferral of settlement, and/or forfeiture conditions applicable to an Award will not lapse, and any performance goals and conditions applicable to an Award will not be deemed to have been met, as of the time of the change in control, unless either (i) we are the surviving entity in the change in control and the Award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan. Notwithstanding anything to the contrary in the 2023 Plan, if either (x) we are the surviving entity in the change in control and the Award does not continue to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (y) the successor company or its parent company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award agreement may provide that any vesting, restrictions, deferral of settlement, and forfeiture conditions applicable to an Award will lapse, and any performance goals and conditions applicable to an Award will be deemed to have been met, as of the time of the change in control. If the Award continues to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award agreement may provide that with respect to each Award held by such participant at the time of the change in control, in the event a participant’s continuous service is terminated without “cause,” as defined in the 2023 Plan, by us or any related entity or by such successor company or by the participant for “good reason,” as defined in the 2023 Plan, within 24 months or less following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such Award will lapse, and any performance goals and conditions applicable to each such Award will be deemed to have been met, as of the date on which the participant’s continuous service is terminated.

Subject to any limitations contained in the 2023 Plan relating to the vesting of Awards in the event of any merger, consolidation, or other reorganization in which our company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by our company, if our company is a surviving entity; (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2023 Plan; (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards; or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2023 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting our company, any subsidiary or any business unit, or the financial statements of our company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or (iii) in view of the Committee’s assessment of the business strategy of our company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Clawback of Benefits

The Committee may (i) cause the cancellation or forfeiture of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2023 Plan or otherwise in accordance with any of our company policies that currently exist or that may from time to time be adopted in the future by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended and along with any rules and regulations promulgated thereunder, and/or applicable stock exchange requirements, which we refer to each as a “clawback policy.” By accepting an Award, a participant is also agreeing to be bound by any clawback policy adopted by us (including any clawback policy amendment to comply with applicable laws or stock exchange requirements).

6

If the Participant violates a non-competition, non-solicitation, or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of our company, as determined by the Committee, then, (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to us, on demand, all or any portion of the gain realized upon the exercise of any stock option or stock appreciation right and the value realized on the vesting or payment of any other Award.

Amendment and Termination

The Board may amend, alter, suspend, discontinue, or terminate the 2023 Plan or the Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2023 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2023 Plan; provided that, except as otherwise permitted by the 2023 Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2023 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2023 Plan, (ii) termination of the 2023 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2023 Plan. Awards outstanding upon expiration of the 2023 Plan will remain in effect until they have been exercised or terminated or have expired.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 15, 2023, stockholders holding an aggregate of 90,860,000 shares of our common stock, or approximately 51.0% of our issued and outstanding common stock, executed a written consent (the “Written Consent”) in lieu of a special meeting of stockholders approving the 2023 Plan. Pursuant to Rule 14c-2 of the Exchange Act of 1934, as amended, the 2023 Plan may not become effective until at least 20 calendar days following the date on which an information statement informing stockholders of the Written Consent is first mailed to our stockholders of record.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

10.1	Form of 2023 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISO GLOBAL, INC.

Date: August 21, 2023	By:	/s/ Debra L. Smith
Debra L. Smith
Chief Financial Officer